UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 6, 2018

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 765-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On September 6, 2018, International Flavors & Fragrances Inc. (the “Company”) issued a press release announcing that it will present at the Barclays Global Consumer Staples Conference on September 6, 2018 at 11:15 a.m. ET. A copy of the press release is hereby furnished as Exhibit 99.1 and a copy of the slide presentation to be used at the conference is hereby furnished as Exhibit 99.2.

The information in this Current Report on Form 8-K (including the exhibits hereto) is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1943, as amended (the “Exchange Act”), or otherwise subject to the liability of such section or Sections 11 and 12(a)(2) of the Securities Act of 1933 (the “Securities Act”), nor shall it be deemed incorporated by reference into any registration statement or any filing under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

99.1	Barclays Global Consumer Staples Conference Press Release dated September 6, 2018.

99.2	Barclays Global Consumer Staples Conference Presentation dated September 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

Date: September 6, 2018	By:	/s/ Richard A. O’Leary
Name: Richard A. O’Leary
Title: Executive Vice President and Chief Financial Officer